                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Confidential, for Use of the
                                                 Commission Only (as Permitted
                                                 by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                          Allergy Research Group, Inc.
                (Name of Registrant as Specified In Its Charter)


                 -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                          ALLERGY RESEARCH GROUP, INC.
                              30806 Santana Street
                            Hayward, California 94544


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 31, 2001

TO THE SHAREHOLDERS OF ALLERGY RESEARCH GROUP, INC.:

         The annual meeting of the shareholders of Allergy Research Group, Inc. (the "Company") will be held at 30806 Santana Street, Hayward, California 94544, on October 31, 2001, at 9:00 A.M. local time for the following purpose:

         1.       To elect a Board of Directors for the Company.

         2. To approve the continuation of Clancy & Co., P.L.L.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record at the close of business on September 15, 2001, are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 31, 2001." A return envelope is enclosed for your convenience.


                                                  /s/ Susan Levine
                                                  ----------------------------
                                                  Susan Levine
                                                  Secretary

                                                  Dated: October 4, 2001

                    ----------------------------------------


                                 PROXY STATEMENT

                    ----------------------------------------


                          ALLERGY RESEARCH GROUP, INC.
                              30806 Santana Street
                            Hayward, California 94544


                ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 31, 2001

         The enclosed Proxy is solicited by the Board of Directors of Allergy Research Group, Inc. (the "Board") in connection with the annual meeting of shareholders of Allergy Research Group, Inc. (the "Company") to be held on October 31, 2001 at 9:00 A.M. local time at 30806 Santana Street, Hayward, California 94544, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Such mailing took place on approximately October 21, 2001. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

         A Proxy with respect to the Company may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment.

         Only shareholders of record at the close of business on September 15, 2001 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 15,055,355 common shares of all classes, $.001 par value, of the Company. Each shareholder of the Company is entitled to one vote for each share of the Company held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire board of directors of the Company. None of the matters to be presented at the meeting will entitle any shareholder of the Company to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by October 29, 2001, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the shareholders of the Company will be asked to re-elect the current members of the Board and to approve the selection of the independent public accountant for the Company.

                                 SHARE OWNERSHIP

     The following table provides information as of October 1, 2001 concerning the beneficial ownership of the Company's common stock by (i) each director,
(ii) each named executive officer, (iii) each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, and
(iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.

----------------------- ----------------------------------- ---------------------------- --------------------
                          Name and Address of Beneficial       Amount and Nature of
Title of Class                        Owner                    Beneficial Ownership       Percent of Class
----------------------- ----------------------------------- ---------------------------- --------------------
$.001 par value         Stephen Levine, Ph.D.                      9,800,000 (3)               66%(1)
common stock            Susan Levine
                        30806 Santana Street
                        Hayward, California 94544

$.001 par value         Officers and Directors as a group            9,800,000                 65%(2)
common stock


(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within sixty (60) days from October 1, 2001, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed outstanding for the purpose of computing the percentage owned by any other person.
(2)  Percentages are based on 15,055,355 shares outstanding on October 1, 2001.
(3) Represents shares held jointly with the Company's Secretary, Susan Levine, as community property. Percentage calculation includes currently vested options held by Susan Levine.

                          ANNUAL REPORT OF THE COMPANY

         The annual report of the Company containing audited financial statements for the twelve months ended December 31, 2000 was mailed to the shareholders on or about October 21, 2001.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         It is intended that the enclosed Proxy will be voted for the election of the three (3) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Company will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his name below.



------------------- ---------------------------------------------------------------------- -------------------------
NAME AND AGE                 POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATIONS                   ADDRESS
------------------- ---------------------------------------------------------------------- -------------------------
Stephen             Dr. Levine has served as the Company's Chief Executive                 30806 Santana Street
Levine, Ph.D.       Officer from December 1997 to January 1999 and recommenced             Hayward, California
(50)                service to the Company in that capacity in January 2000,               94544
                    upon resignation of Marianne Sum. Dr. Levine has been
                    Chairman of the Board and a Director of the Company since
                    December 1997. In January 2001, Levine was appointed Chief
                    Financial Officer of the Company. Dr. Levine graduated cum laude from the State University College in Buffalo, New York and received his Ph.D. from the University of California,
                    Berkeley. In 1979, Dr. Levine founded NutriCology/Allergy
                    Research Group and was employed as its owner and operator
                    from that time until 1998, when NutriCology was acquired by the Company. He now serves as Chairman of the Board of
                    Directors, as well as being employed as Director of
                    Research. Dr. Levine is the author of AntiOxidant Adaption,
                    Its Role in Free Radical Pathology. Dr. Levine is the
                    husband of Susan Levine, who acts as Vice President of
                    Convention Sales for the Company.

------------------- ---------------------------------------------------------------------- -------------------------
Susan Levine        Mrs. Levine has served as the Secretary and Vice President             30806 Santana Street
(46)                of Convention Sales and Director to the Company since                  Hayward, California
                    December 1997. Mrs. Levine resigned her board membership               94544
                    temporarily between January 1999 and January 2000. In
                    addition, Susan Levine acts as the Company's Public
                    Relations and Conventions and Travel Specialist. Since 1980,
                    Mrs. Levine has worked with her husband, Dr. Stephen Levine, in the creation and development of NutriCology. Prior to
                    working for the Company, Mrs. Levine was the Director of
                    Senior Housing ECHO, a non-profit organization located in
                    Hayward, California, where her duties included grant writing and coordination of workers for social programs.

------------------- ---------------------------------------------------------------------- -------------------------
Ed Kane             Mr. Kane has served as a Director of the Company since                 30806 Santana Street
(74)                November 8, 2000. From 1955 to present, Mr. Kane has acted             Hayward, California
                    as the sole owner and chief executive officer of Kane Steel,           94544
                    a company that has current gross sales of $25 million and
                    over 120 employees. Mr. Kane also started K-TRON
                    International ("KTII") in 1964. KTII was the first to
                    digitize weigh feeding, which is a system used to
                    continuously weigh and feed material for the process
                    industries. KTII is listed on the over-the-counter market
                    and is a $120 million company today, with plants in
                    Switzerland and the United States. In addition, Mr. Kane
                    started K-FLOW International ("KFI") in 1980 to manufacture a patented mass flow meter. KFI was merged into the
                    instrument division of the Swiss firm Asea Braun Bavari in
                    1991. Expanding into the health field ten years ago, Mr.
                    Kane and his wife Patricia, a Ph.D., founded BodyBio
                    Corporation, a specialized laboratory analysis service
                    utilized by physicians worldwide in interpreting blood test results. Mr. Kane is currently the chief executive officer of BodyBio Corporation. Mr. Kane has been a student of
                    science and medicine for most of his adult life, and holds a degree from the Temple University. Mr. Kane's particular
                    focus has been on fatty acid metabolism. He has been a
                    visiting professor at the Wharton School of Business in
                    Philadelphia and instructs physicians in a biomedical course on lipid metabolism five times yearly. Mr. Kane holds
                    several U.S. patents on steel structures, instrumentation
                    and biochemistry. The city of Millville, New Jersey recently recognized Mr. Kane as one of the three leading
                    industrialists of the last half century.

         None of the persons named as nominees for the Company are directors of any other Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of
Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding shares have the power to elect the Company's entire board of directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the Proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

         The Company currently has a medical advisory board. The Company does not have a standing audit committee or a nominating committee. The board of directors for the Company took action six (6) times during its last fiscal year by telephonic meeting with all directors attending or by unanimous written consent.

         The Company does not maintain any pension, retirement or other arrangement other than as disclosed in the following table for compensating its Directors. No compensation was paid to Directors during fiscal year ended December 31, 2000, and the Company does not currently compensate directors. Directors who also act as officers of the Company may receive compensation for services rendered to the Company in those other capacities.

         Each of the nominees has agreed to serve as a director of the Company until his or her replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Company.

         Each of the Company's current directors is a nominee for director. Pertinent information regarding each is set forth following his name above.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                          RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Clancy & Co., P.L.L.C. as the Company's independent accountants for the fiscal year ending December 31, 2001 and has directed that management submit the selection of independent accountants to the stockholders for ratification at the Annual Meeting. Clancy & Co., P.L.L.C. audited the Company's financial statements for fiscal 2000. No representative of Clancy & Co., P.L.L.C. is expected to be present at the Annual Meeting.

         Stockholders are not required to ratify the selection of Clancy & Co., P.L.L.C. as the Company's independent accountants. However, the Board is submitting the selection of Clancy & Co., P.L.L.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Clancy & Co., P.L.L.C.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

         Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Company.

              SUPPLEMENTAL INFORMATION WITH RESPECT TO THE COMPANY

         Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

         STEPHEN LEVINE, PH.D. (50) has served as the Company's Chief Executive Officer from December 1997 to January 1999 and recommenced service to the Company in that capacity in January 2000, upon resignation of Marianne Sum. Dr. Levine has been Chairman of the Board and a Director of the Company since December 1997. In January 2001, Levine was appointed Chief Financial Officer of the Company. Dr. Levine graduated cum laude from the State University College in Buffalo, New York and received his Ph.D. from the University of California, Berkeley. In 1979, Dr. Levine founded NutriCology/Allergy Research Group and was employed as its owner and operator from that time until 1998, when NutriCology was acquired by the Company. He now serves as Chairman of the Board of Directors, as well as being employed as Director of Research. Dr. Levine is the author of AntiOxidant Adaption, Its Role in Free Radical Pathology. Dr. Levine is the husband of Susan Levine, who acts as Vice President of Convention Sales of the Company.

         SUSAN LEVINE (46) has served as the Secretary and Chief Promotions Officer and Director to the Company since December 1997. Mrs. Levine resigned her board membership temporarily between January 1999 and January 2000. In addition, Susan Levine acts as the Company's Public Relations and Conventions and Travel Specialist. Since 1980, Mrs. Levine has worked with her husband, Dr. Stephen Levine, in the creation and development of NutriCology. Prior to working for the Company, Mrs. Levine was the Director of Senior Housing ECHO, a non-profit organization located in Hayward, California, where her duties included grant writing and coordination of workers for social programs.

         Susan Levine is the wife of Stephen Levine. There are no other family relationships between the proposed executive officers and/or directors. The Company's address is: 30806 Santana Street, Hayward, California 94544.

         The following table sets forth the remuneration to the Company's executive officers for the past three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                                                 -------------------------------------
                                  Annual Compensation                    Awards              Payouts
                          -------------------------------------- ------------------------ ------------
                                                       Other
Name and                                               Annual     Restricted Securities                  All Other
Principal                                           Compensation   Award(s)  Underlying      LTIP       Compensation
Position         Year       Salary($)    Bonus ($)      ($)          ($)     Options (#)   Payouts ($)      ($)
---------------- -------- ------------ ------------ ------------ ---------- ------------- ------------ ------------
Stephen          1998         167,336                                                                        11,900
Levine, CEO(6)   1999         165,846                                                                        13,543
                 2000         169,083                                                                        19,391

Susan Levine,    1998         113,392                                                                         5,000
Secretary(6)     1999          99,846                                             150,000                     6,643
                 2000          54,988                                                                        18,247

Joseph M.        1998               -                                                                             -
Feller, COO(3)   1999          76,938                                                                        10,913
                 2000          77,987                                                                        15,955

Marianne Sum,    1998         136,350                                                                         8,174
CEO(1)           1999         174,276                                                                         9,824
                 2000           4,800                                                                        58,598

Edward Lau,      1998         126,811                                                                         4,037
COO(4)           1999         150,735                                                                         4,522
                 2000          33,567                                                                        62,524

Samantha         1998               -                                                                             -
Jewett, VP of    1999         100,600                                                                         3,018
Oper. (5)        2000          48,190                                                                         7,271

(1) Marianne Sum resigned her position as Chief Executive Officer and Director of the Company on January 26, 1999, at which time Stephen Levine was reappointed to that position. Compensation paid to Ms. Sum in 2000 includes severance compensation of $57,970.56.
(2) Includes matching funds contributed under the Company's 401(K) Plan, auto allowances and premiums paid on Officer Life Insurance and disability policies.
(3) Joseph M. Feller left the Company in June 2000. The Company currently has no Chief Operating Officer.
(4) Edward Lau resigned his position as Chief Operating Officer/General Manager on February 4, 2000. Figures include severance pay of $55,384.62.
(5)  Samantha Jewett resigned her position with the Company in June 2000.

      During the last fiscal year and as of December 31, 2000, the Company did not grant any stock options to executive officers.

      The following table is intended to provide information as to the number of stock options exercised by each of the executive officers listed above, the value realized upon exercise of such options, and the number and value of any unexercised options still held by such individuals.

                                                                        Number of
                                                                        Securities            Value of
                                                                        Underlying            Unexercised
                                                                        Unexercised           In-the-Money
                                                                        Options/SARs at       Options/SARs at
                                                                        FY-End (#)            FY-End ($)

                           Shares Acquired on                           Exercisable/          Exercisable/
Name                       Exercise (#)           Value Realized ($)    Unexercisable         Unexercisable
-------------------------- ---------------------- --------------------- --------------------- ----------------------
Susan Levine                                                                 150,000/0



                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than August 1, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                                 SUSAN LEVINE,
                                                 Secretary

                                                 Dated: October 21, 2001

PROXY                                                                      PROXY

                          ALLERGY RESEARCH GROUP, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2001

         The undersigned hereby appoints Stephen Levine and Susan Levine, President and Secretary, respectively, and each of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Allergy Research Group, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 30806 Santana Street, Hayward, California 94544 on October 31, 2001 at 9:00 A.M. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of October 31, 2001, such proxies are authorized to vote in their discretion.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

          YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE,
                    SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                            IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on the other side)

                          ALLERGY RESEARCH GROUP, INC.

        PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                     FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.


1. To elect three directors to hold office until the 2001 Annual Meeting of Shareholders.

         FOR              WITHHELD         VOTE FOR NOMINEE(S) NOT LINED OUT

         [ ]              [ ]              Strike a line through the nominee(s)
                                           name or names below that you do not
                                           vote for


         NOMINEES: Susan Levine, Stephen Levine and Ed Kane

2. To approve the continuation of Clancy & Co., P.L.L.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001.

         FOR                  AGAINST                     ABSTAIN

         [ ]                    [ ]                         [ ]


__________________            ______________________        ____________________
Date                          Shares Held                   Signature

                                                            ____________________
                                                            Print Name


__________________            ______________________        ____________________
Date                          Shares Held                   Signature

                                                            ____________________
                                                            Print Name

Please vote, sign, date and promptly return this proxy in the enclosed return envelope which is postage paid if mailed in the United States.

Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.